UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 20, 2013

GS Mortgage Securities Trust 2013-GCJ16
(Exact name of issuing entity)

GS Mortgage Securities Corporation II
(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company
Jefferies LoanCore LLC
Citigroup Global Markets Realty Corp.
MC-Five Mile Commercial Mortgage Finance LLC
Rialto Mortgage Finance, LLC
(Exact name of sponsors as specified in their charters)

Delaware	333-191331-01	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

200 West Street
New York, New York		10282
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On November 20, 2013, GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2013 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as operating advisor and U.S. Bank National Association, as certificate administrator and as trustee, of GS Mortgage Securities Trust 2013-GCJ16, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ16 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-C, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $956,172,000, were sold to Goldman, Sachs & Co. (“GS&Co.”), Citigroup Global Markets Inc. (“Citigroup”), Jefferies LLC (“Jefferies”), Drexel Hamilton, LLC (“Drexel”) and RBS Securities Inc. (“RBS”, and collectively with GS&Co., Citigroup, Jefferies and Drexel, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of November 13, 2013 (the “Underwriting Agreement”), among the Depositor and the Underwriters.  GS&Co., Jefferies and Citigroup are acting as the co-lead managers.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated October 31, 2013, as supplemented by the Prospectus Supplement, dated November 15, 2013, in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $130,387,119, were sold to GS&Co., Citigroup, Jefferies, Drexel and RBS (collectively, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of November 13, 2013, between the Depositor and the Initial Purchasers. The Private Certificates were sold in a private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2013-GCJ16 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 77 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 124 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2013 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2013 the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (iii) Rialto Mortgage Finance, LLC (“Rialto”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between the Depositor and Rialto, (iv) MC-Five Mile Commercial Mortgage Finance LLC (“MC-Five Mile”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2013 (the “MC-Five Mile Loan Purchase Agreement”), between the Depositor and MC-Five Mile, and (v) Jefferies LoanCore LLC (“JLC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2013 (together with the GSMC Mortgage Loan Purchase Agreement, the CGMRC Mortgage Loan Purchase Agreement, the Rialto Mortgage Loan Purchase Agreement, and the MC-Five

Mile Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and JLC.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GSMC, CGMRC, JLC, MC-Five Mile and Rialto.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $6,499,512, were approximately $1,131,473,675.  Of the expenses paid by the Depositor, approximately $915,928 were paid directly to affiliates of the Depositor, $1,832,696 in the form of fees were paid to the Underwriters and the Initial Purchasers, $200,000 were paid to or for the Underwriters and the Initial Purchasers, and $4,466,817 were other expenses.  All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement attached as an exhibit to this Form 8-K.

Further information regarding such sales has been previously provided in the Depositor's Prospectus Supplement, dated November 15, 2013 to the Prospectus, dated October 31, 2013.  The related registration statement (file no. 333-191331) was originally declared effective on October 21, 2013.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.          Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of November 13, 2013, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC and RBS Securities Inc., as underwriters.

Exhibit 4
Pooling and Servicing Agreement, dated as of November 1, 2013, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as operating advisor and U.S. Bank National Association, as certificate administrator and as trustee.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 20, 2013.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 20, 2013(included as part of Exhibit 5).

Exhibit 10.1
Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.

Exhibit 10.2
Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between Citigroup Global Markets Realty Corp. and GS Mortgage Securities Corporation II, pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to the depositor.

Exhibit 10.3
Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between Rialto Mortgage Finance, LLC and GS Mortgage Securities Corporation II, pursuant to which Rialto Mortgage Finance, LLC sold certain mortgage loans to the depositor.

Exhibit 10.4
Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between MC-Five Mile Commercial Mortgage Finance LLC and GS Mortgage Securities Corporation II, pursuant to which MC-Five Mile Commercial Mortgage Finance LLC sold certain mortgage loans to the depositor.

Exhibit 10.5
Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between Jefferies LoanCore LLC and GS Mortgage Securities Corporation II, pursuant to which Jefferies LoanCore LLC sold certain mortgage loans to the depositor.

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated November 20, 2013 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 20, 2013	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ J. Theodore Borter
Name: J. Theodore Borter
Title: President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated as of November 13, 2013, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC, Drexel Hamilton, LLC and RBS Securities Inc., as underwriters.
(E)

4
Pooling and Servicing Agreement, dated as of November 1, 2013, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as operating advisor and U.S. Bank National Association, as certificate administrator and as trustee.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 20, 2013.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 20, 2013 (included as part of Exhibit 5).	(E)

10.1
Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.
(E)

10.2
Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between Citigroup Global Markets Realty Corp. and GS Mortgage Securities Corporation II, pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to the depositor..
(E)

10.3
Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between Rialto Mortgage Finance, LLC and GS Mortgage Securities Corporation II, pursuant to which Rialto Mortgage Finance, LLC sold certain mortgage loans to the depositor.
(E)

10.4
Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between MC-Five Mile Commercial Mortgage Finance LLC and GS Mortgage Securities Corporation II, pursuant to which MC-Five Mile Commercial Mortgage Finance LLC sold certain mortgage loans to the depositor.
(E)

10.5
Mortgage Loan Purchase Agreement, dated as of November 1, 2013, between Jefferies LoanCore LLC and GS Mortgage Securities Corporation II, pursuant to which Jefferies LoanCore LLC sold certain mortgage loans to the depositor.
(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated November 20, 2013 (included as part of Exhibit 5).	(E)